                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   FORM  8-K


                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                         Date of Report:  July 31, 1997

                            Amour Fiber Core, Inc.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)


       Washington                       0-28978               91-1705387
 ---------------------------           ----------           ---------------
(State or other jurisdiction          (Commission          (I.R.S. Employer
 of incorporation or organization.)    File Number.)        Identification No.)


       1120 East Stevens, P.O. Box 42, Sultan, WA 98294  (360) 793-0146
    ----------------------------------------------------------------------
   (Address, including zip code, and telephone number, including area code, of registrant;
         Principal executive offices and principal place of business)



Item 5.   Other Events.

On July 31, 1997 Amour Fiber Core Inc. entered into a License Agreement and Production Equipment Sales Agreement with AFC California Inc. Also on July 31, 1997 Amour Fiber Core Inc. entered into a Exclusive Distribution Agreement with AMREPRO Inc.

ITEM 7.   Financial Statements and/or Exhibits

          Exhibits

Exhibit No.        Description

   EX-99.1          Exclusive Distribution Agreement
   EX-99.2          License Agreement and Production Equipment Sales Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has dully caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              AMOUR FIBER CORE INC.
                              (Registrant)


Date: July 31, 1997           By: /s/ C.A. Tony Peterson
                                 -----------------------------
                                    C.A. Tony Peterson
                                    Director and
                                    Chief Financial and
                                    Principal Accounting Officer